Exhibit 10.4

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of February 18, 2015, by and between Creative Realities, Inc., a Minnesota corporation (the “Company”), those subsidiaries of the Company party hereto (collectively with the Company, the “Obligors” and each, an “Obligor”), and Mill City Ventures III, Ltd. (the “Secured Party”) under that certain Securities Purchase Agreement with the Company dated of even date herewith (the “Purchase Agreement”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, Obligors agree with Secured Party as follows:

1. Definitions. All terms defined in the Uniform Commercial Code of the State of Minnesota (the “UCC”) and used herein, unless otherwise defined herein, shall have the same definitions herein as specified in the UCC.

2. Security Interest. Each Obligor hereby grants Secured Party a security interest in its accounts receivable, whether now owned or hereafter acquired or arising, and all proceeds of such accounts receivable (collectively, the “Collateral”).

3. Obligations Secured. The security interest granted in this Agreement shall secure all of the obligations of the Company under the Note offered and sold pursuant to the Purchase Agreement, and all extensions, renewals or modifications thereof.

4. Authorization to File Financing Statements. Each Obligor hereby irrevocably authorizes Secured Party at any time and from time to time to file in such form and in such offices as the Secured Party reasonably determines appropriate to perfect the security interests granted hereunder any initial financing statements and amendments thereto (and continuations thereof) that (a) indicate the Collateral as the accounts receivable of each Obligor, and (b) contain any other information required by Article 9 of the UCC or its equivalent in any foreign jurisdiction. Each Obligor agrees to furnish any such information to Secured Party promptly upon request.

5. Ownership. Each Obligor represents and warrants that it owns, and to the extent that the Collateral is to be acquired after the date hereof will own, the Collateral free from encumbrance. Each Obligor will defend the Collateral against all claims of all persons at any time claiming the Collateral or any interest in the Collateral, except Secured Party.

6. Representations, Warranties and Covenants Concerning Collateral. Each Obligor represents and warrants that no financing statement covering the Collateral is on file in any public office. Each Obligor warrants that (a) its exact legal name is as stated on the signature page of this Agreement, (b) it is an organization of the type and organized in the jurisdiction set forth on the signature page of this Agreement, and (c) its place(s) of business, its chief executive office and its mailing address, are set forth on the signature page of this Agreement. Each Obligor agrees that it will not change its name, any place of business, any location of its collateral, its mailing address or its chief executive office without giving at least 30 days prior written notice to Secured Party. The Collateral is and will remain personal property. The Obligors shall not change their type of organization, jurisdiction of organization or other legal structure without the prior written consent of Secured Party. Each Obligor hereby appoints Secured Party as its attorney-in-fact to do all acts and things which Secured Party may deem necessary to perfect and to continue perfected the security interest created hereby and to protect and to preserve the Collateral.

7. Other Actions as to any and all Collateral. Each Obligor further agrees to take any other action reasonably requested by Secured Party to ensure the attachment, perfection and priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in any and all of the Collateral.

8. No Sale or Transfer. No Obligor may sell or transfer the Collateral except in the ordinary course of business prior to the occurrence of a Default. A sale or transfer in the ordinary course of business does not include a sale or transfer in partial or total satisfaction of a debt, or in bulk.

9. Inspection and Taxes. Each Obligor will at all reasonable times during normal business hours allow Secured Party and its agents, employees, attorneys or accountants to examine, inspect and make extracts from such Obligor’s books and other records. Obligors will pay when due all taxes and assessments on the Collateral.

10. Costs. The Company agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC or similar laws, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. If an Obligor fails to perform any of its duties hereunder, Secured Party may, but shall not be required to, do so on any Obligor’s behalf. If an Obligor defaults under this Security Agreement, each Obligor will pay the costs, including the reasonable actual attorneys’ fees, of Secured Party incurred in enforcing this Agreement. Any amounts expended by Secured Party in performing an Obligor’s duties or enforcing this Security Agreement shall be payable by the Obligors to Secured Party on demand and shall bear interest at the rate applicable from time to time under the Note held by Secured Party. Any liability arising under this Section 10 will be joint and several among the Obligors.

11. Default. Obligors will each be in default under this Security Agreement upon the happening of any of the following events (each a “Default”): (a) an Obligor’s failure to perform when due any of the obligations hereunder required to be performed by it (after giving effect to any applicable cure period); (b) the occurrence of any “Event of Default” as defined in the Note; or (c) any representation or warranty made by an Obligor herein is false or misleading in any material respect.

12. Remedies. This Agreement and Secured Party’s rights under this Agreement or under applicable law may be enforced by Secured Party, at its discretion, against any one or more of the parties referred to above which are encompassed within the term Obligor, without any need to bring any enforcement action against the other parties who are encompassed within the term Obligor. At any time during the continuance of a Default, Secured Party may declare any or all monetary obligations under the Note due and payable, and shall have the remedies of Secured Party under the Uniform Commercial Code. Secured Party may take possession of the Collateral with or without judicial process. Secured Party may require any Obligor to assemble the Collateral and make it available to Secured Party. Secured Party will give the Obligors reasonable notice of the time that any intended sale or disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to any Obligor at least 20 calendar days before the time of the sale or disposition.

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13. No Waivers. No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. The acceptance of this Security Agreement will not waive or impair any other security that Secured Party may have or hereafter acquire for the obligations secured hereunder, nor will the taking of any additional security waive or impair the rights granted in this Security Agreement. Secured Party may resort to any security it may have in any order it deems proper, and may apply any payments made on any part of the obligations secured hereunder to any part of such obligations, despite any directions of an Obligor to the contrary. No delay or omission of the Secured Party to exercise, and no course of dealing with respect to, any right, power or remedy accruing upon the occurrence and during the continuance of any Default as aforesaid shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or an acquiescence therein.

14. Governing Law; Binding Effect. This Security Agreement shall be governed by the laws of the State of New York without regard to its conflicts-of-law principles, and shall inure to the benefit of, and bind, Secured Party and each Obligor and their respective successors and assigns. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Security Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Hennepin County, Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Hennepin County, Minnesota, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Security Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. No provision of this Security Agreement shall be amended, modified or waived other than by a written instrument that refers to this Security Agreement and is signed on behalf of Secured Party.

15. Termination. This Agreement shall terminate upon the indefeasible satisfaction and payment of all obligations owed to Secured Party by each Obligor, but shall automatically be reinstated with no further action by any party hereto, in the event any such payment is or is ordered to be returned by Secured Party for any reason whatsoever, including without limitation the insolvency, bankruptcy or reorganization of any Obligor, and each Obligor shall sign and deliver to the Secured Party all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Secured Party's security interest.

16. Consent to Jurisdiction. AT THE OPTION OF SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL OR STATE COURT SITTING IN NEW YORK, NEW YORK, OR IN ANY OTHER JURISDICTION WHERE THE COLLATERAL IS LOCATED; AND EACH PARTY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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IN WITNESS WHEREOF, the undersigned parties have set their hands to this Security Agreement to be effective as of the date first set forth above.

CREATIVE REALITIES, INC.

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

BROADCAST INTERNATIONAL, INC.

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

CREATIVE REALITIES, LLC

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

WIRELESS RONIN TECHNOLOGIES CANADA, INC.

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

OBLIGOR INFORMATION:

Obligor	Jurisdiction of Organization; Type of Organization	Address
Creative Realities, Inc.	Minnesota (corporation)	55 Broadway, 9th Floor New York, New York 10006
Broadcast International, Inc.	Utah (corporation)	6952 S. High Tech Drive Suite C, Salt Lake City, Utah 84047
Creative Realities, LLC	Delaware (limited liability company)	55 Broadway, 9th Floor New York, New York 10006
Wireless Ronin Technologies Canada, Inc.	Canada (corporation)	4510 Rhodes Drive, Suite 800, Windsor, Ontario

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